Exhibit 99.2 September 2020 Peachtree Dunwoody Medical Center Atlanta, GA SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION THIRD QUARTER 2020 PHYSICIANS REALTY TRUST NYSE: DOC Sacred Heart Summit ASC Pensacola, FL

TABLE OF CONTENTS COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 THIRD QUARTER 2020 HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) 8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 11 MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY 12 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 13 PORTFOLIO DIVERSIFICATION 14 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 15 CONSOLIDATED BALANCE SHEETS 16 CONSOLIDATED STATEMENTS OF INCOME 17 REPORTING DEFINITIONS 18 2

FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part II, Item 1A (Risk Factors) of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020 and, Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated November 6, 2020, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. 3

ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals, and healthcare delivery systems. We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities. Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals, and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of September 30, 2020, owned approximately 97.4% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's corporate office building. COMPANY SNAPSHOT As of September 30, 2020 Gross real estate investments (thousands) $ 4,856,275 Total healthcare properties 269 % Leased 95.8% Total portfolio gross leasable area (sq. ft.) 14,324,783 % of GLA on-campus / affiliated 89% Average remaining lease term for all buildings (years) 6.9 Cash and cash equivalents (thousands) $ 3,669 Consolidated debt to firm value 26.2% Weighted average interest rate per annum on consolidated debt 3.6% Equity market cap (thousands) $ 3,729,301 Quarterly dividend $ 0.23 Quarter end stock price $ 17.91 Dividend yield 5.14% Common shares outstanding 208,224,536 OP Units outstanding and not owned by DOC 5,644,142 Dilutive restricted common shares and units 1,299,170 Consolidated firm value (thousands) $ 5,260,635 4

ABOUT PHYSICIANS REALTY TRUST (CONTINUED) BOARD OF TRUSTEES Tommy G. Thompson John T. Thomas Chairman President Chief Executive Officer Stanton D. Anderson Mark A. Baumgartner Albert C. Black Compensation Committee Chair Audit Committee Chair Nominating and Corporate Governance Committee Chair William A. Ebinger, M.D. Pamela J. Kessler Richard A. Weiss Trustee Trustee Finance and Investment Committee Chair MANAGEMENT TEAM John T. Thomas Jeffrey N. Theiler President Executive Vice President Chief Executive Officer Chief Financial Officer D. Deeni Taylor Mark D. Theine John W. Lucey Executive Vice President Executive Vice President Chief Accounting and Chief Investment Officer Asset & Investment Management Administrative Officer Daniel M. Klein Bradley D. Page Laurie P. Becker Senior Vice President Senior Vice President Senior Vice President Deputy Chief Investment Officer General Counsel Controller LOCATION AND CONTACT INFORMATION Corporate Headquarters Independent Registered Corporate and REIT Tax Counsel 309 N. Water Street, Suite 500 Public Accounting Firm Baker & McKenzie LLP Milwaukee, WI 53202 Ernst & Young Richard Lipton, Partner (414) 367-5600 Chicago, IL 60606 Chicago, IL 60601 (312) 879-2000 (312) 861-8000 COVERING ANALYSTS C. Kucera - B. Riley J. Petersen - Jefferies LLC J. Dennerlein - Bank of America Merrill Lynch J. Sadler - Keybanc Capital Markets Inc. C. Siversky - Berenberg Capital Markets LLC T. Okusanya - Mizuho Securities USA J. Kim - BMO Capital Markets Corp. V. Malhotra - Morgan Stanley M. Gorman - BTIG J. Hughes - Raymond James Financial Inc. D. Bernstein - Capital One Securities M. Carroll - RBC Capital Markets LLC N. Joseph - Citi A. Sweitzer - Robert W. Baird & Co. K. Bauser - Colliers Securities S. Manaker - Stifel M. Ross - Compass Point M. Lewis - Truist Securities The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us. 5

THIRD QUARTER 2020 HIGHLIGHTS OPERATING HIGHLIGHTS • Third quarter 2020 total revenue of $109.6 million, an increase of 1.8% compared to the prior year period • Third quarter 2020 rental revenue of $78.1 million, a decrease of 0.9% compared to the prior year period • Generated quarterly net income per share of $0.07 on a fully diluted basis, compared to $0.08 for the same period last year • Generated quarterly normalized funds from operations (Normalized FFO) of $0.26 per share and OP unit on a fully diluted basis • Third quarter 2020 net income of $16.5 million, an increase of 5.5% compared to the prior year period • Third quarter MOB Same-Store Cash Net Operating Income (Cash NOI) growth of 0.8% year-over-year • Declared quarterly dividend of $0.23 per share for the third quarter • 95.8% of portfolio square footage leased as of September 30, 2020 • Collected 98.4% of third quarter rent and reached a deferral agreement on 0.8% to be paid by June 2021 COMPANY ANNOUNCEMENTS • August 11, 2020: Announced the Company's corporate credit rating of 'BBB' from Fitch Ratings, Inc. ("Fitch") with a stable outlook. • September 21, 2020: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended September 30, 2020. The distribution was paid on October 16, 2020 to common shareholders and OP Unit holders of record as of the close of business on October 2, 2020. THIRD QUARTER INVESTMENT HIGHLIGHTS SUBSEQUENT EVENTS • Ascension St. Vincent Cancer Center, Newburgh, IN • Mezzanine Loan - Xchange Medical, St. Louis Park, MN • Completion of construction on Sacred Heart Summit ASC construction loan • Term Loan - 5-City MOB, Nashville, TN Northside Center Pointe Medical Arts Pavilion Atlanta, GA Lufkin, TX 6

FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) INCOME Three Months Ended September 30, 2020 June 30, 2020 Revenues $ 109,566 109,066 Net income 16,475 18,444 NOI 79,210 80,494 Annualized Adjusted EBITDAre 298,672 305,812 Net income available to common shareholders per common share $ 0.07 $ 0.09 Normalized FFO 54,940 56,628 Normalized FFO per common share and OP Unit $ 0.26 $ 0.27 Normalized FAD 51,857 53,117 CAPITALIZATION As of ASSETS September 30, 2020 June 30, 2020 Gross Real Estate Investments (including gross lease intangibles) 4,856,275 4,822,410 Total Assets 4,331,964 4,333,628 DEBT AND EQUITY Consolidated Debt (1) 1,378,504 1,353,999 Total Equity 2,715,183 2,744,082 Equity Market Capitalization 3,729,301 3,646,604 Consolidated Firm Value 5,260,635 5,128,212 Consolidated Debt / Total Firm Value 26.2% 26.4% (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. Portfolio Growth Since IPO $4,856,275 $5,000,000 16,000,000 $4,500,000 14,000,000 $4,000,000 12,000,000 $3,500,000 10,000,000 GL A in SF $3,000,000 $2,500,000 8,000,000 $2,000,000 6,000,000 $1,500,000 Gr oss Real Estate Investments 4,000,000 $1,000,000 2,000,000 $500,000 $123,998 $0 0 IPO Q3-2013Q4-2013Q1-2014Q2-2014Q3-2014Q4-2014Q1-2015Q2-2015Q3-2015Q4-2015Q1-2016Q2-2016Q3-2016Q4-2016Q1-2017Q2-2017Q3-2017Q4-2017Q1-2018Q2-2018Q3-2018Q4-2018Q1-2019Q2-2019Q3-2019Q4-2019Q1-2020Q2-2020Q3-2020 Gross Real Estate Assets Gross Real Estate Investments/Quarter Total Healthcare Property GLA 7

RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended Nine Months Ended September 30, 2020 September 30, 2020 Net income $ 16,475 $ 49,879 Net income attributable to NCI - partially owned properties (151) (441) Preferred distributions (317) (951) Depreciation and amortization expense 37,855 111,461 Depreciation and amortization expense - partially owned properties (69) (207) Proportionate share of unconsolidated joint venture adjustments 1,876 5,232 FFO applicable to common shares and OP Units $ 55,669 $ 164,973 Net change in fair value of derivative (14) — Net change in fair value of contingent consideration (715) (715) Normalized FFO applicable to common shares and OP Units $ 54,940 $ 164,258 Net income available to common shareholders per common share and OP Unit $ 0.07 $ 0.23 FFO per common share and OP Unit $ 0.26 $ 0.79 Normalized FFO per common share and OP Unit $ 0.26 $ 0.78 Normalized FFO applicable to common shares and OP Units $ 54,940 $ 164,258 Non-cash share compensation expense 3,114 9,161 Straight-line rent adjustments (2,618) (9,624) Amortization of acquired above/below market leases/assumed debt 816 2,589 Amortization of lease inducements 289 868 Amortization of deferred financing costs 595 1,789 TI/LC and recurring capital expenditures (5,345) (13,170) Loan reserve adjustments 138 103 Proportionate share of unconsolidated joint venture adjustments (72) (514) Normalized FAD applicable to common shares and OP Units $ 51,857 $ 155,460 Weighted average number of common shares and OP Units outstanding 215,129,968 209,555,060 8

RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) Three Months Ended Nine Months Ended NET OPERATING INCOME September 30, 2020 September 30, 2020 Net income $ 16,475 $ 49,879 General and administrative 8,346 25,565 Depreciation and amortization expense 37,952 111,744 Interest expense 13,698 43,521 Net change in fair value of derivative (14) — Proportionate share of unconsolidated joint venture adjustments 2,753 7,668 NOI $ 79,210 $ 238,377 NOI $ 79,210 $ 238,377 Straight-line rent adjustments (2,618) (9,624) Amortization of acquired above/below market leases 832 2,636 Amortization of lease inducements 289 868 Loan reserve adjustments 138 103 Net change in fair value of contingent consideration (715) (715) Proportionate share of unconsolidated joint venture adjustments (35) (466) Cash NOI $ 77,101 $ 231,179 Cash NOI $ 77,101 Assets not held for all periods (4,380) LTACH & Hospital Cash NOI (4,326) Lease termination fees (53) Interest income and other (3,714) MOB Same-Store Cash NOI $ 64,628 Three Months Ended EBITDAre September 30, 2020 Net income $ 16,475 Depreciation and amortization expense 37,952 Interest expense 13,698 Proportionate share of unconsolidated joint venture adjustments 2,734 EBITDAre $ 70,859 Non-cash share compensation expense 3,114 Net non-cash changes in fair value (729) Pursuit costs 35 Non-cash intangible amortization 1,105 Pro forma adjustments for investment activity 284 Adjusted EBITDAre $ 74,668 Adjusted EBITDAre Annualized (1) $ 298,672 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown. 9

MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION September 30, 2020 Unsecured credit facility debt $ 345,000 Debt is 26% of Firm Value Unsecured notes 975,000 Mortgage debt 58,504 Consolidated Debt (1) 1,378,504 Pro rata share of unconsolidated joint venture debt 98,591 Enterprise debt $ 1,477,095 Redeemable equity $ 28,475 Share price $ 17.91 Total common shares outstanding 208,224,536 Total OP Units outstanding 5,644,142 Total dilutive restricted common shares and units 1,299,170 Implied equity market capitalization $ 3,853,656 Debt Equity Consolidated Firm Value (Debt + Pref. + Equity) $ 5,260,635 Consolidated Debt/Gross Assets 27.7% Consolidated Debt/Total Firm Value 26.2% (1) Balance as of ENTERPRISE DEBT SUMMARY September 30, 2020 Interest Rate Maturity Date Revolving Credit Facility Debt $ 95,000 1.1% 9/18/2022 Credit Facility Term Debt 250,000 2.1% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 March '17 400,000 4.3% 3/15/2027 December '17 350,000 4.0% 1/15/2028 Pro Rata Share Of Unconsolidated Joint Venture Debt 98,591 3.2 % Various Mortgage Debt, Maturing (2): 2020 — — % 2021 6,528 4.7% 2022 20,916 5.0 % Thereafter 31,060 4.3% $ 1,477,095 3.6% (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 3.3 years. $1,000,000 Enterprise Debt Repayment Schedule as of September 30, 2020 $868,251 $800,000 $600,000 $400,000 $266,008 $151,401 $200,000 $115,825 $41,334 $504 $8,296 $25,476 $0 2020 2021 2022 2023 2024 2025 2026 Thereafter 10

LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) Quarter Ended CONSOLIDATED LEVERAGE STATISTICS September 30, 2020 Consolidated debt $ 1,378,504 Net consolidated debt (less cash) 1,374,835 Adjusted EBITDAre $ 74,668 Less: Amounts attributable to Unconsolidated Joint Ventures (2,734) Consolidated Adjusted EBITDAre $ 71,934 Consolidated Adjusted EBITDAre (annualized)* $ 287,736 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 4.78x Consolidated Adjusted EBITDAre $ 71,934 Cash interest expense 13,120 Interest Coverage Ratio 5.48x Consolidated interest expense $ 13,698 Capitalized interest 148 Secured debt principal amortization 495 Total fixed charges $ 14,341 Consolidated Adjusted EBITDAre 71,934 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 5.02x Implied equity market cap $ 3,853,656 Redeemable equity 28,475 Consolidated debt 1,378,504 Consolidated Firm Value $ 5,260,635 Net consolidated debt (less cash) $ 1,374,835 Gross assets 4,984,551 Net Consolidated Debt / Gross Assets 27.6 % Net Consolidated Debt / Consolidated Firm Value 26.1 % Weighted average common shares 208,187,129 Weighted average OP Units not owned by DOC 5,643,669 Dilutive effect of unvested restricted common shares and share units 1,299,170 Weighted Average Common Shares and OP Units - Diluted 215,129,968 Quarter Ended ENTERPRISE LEVERAGE STATISTICS September 30, 2020 Enterprise debt $ 1,477,095 Net enterprise debt (less cash) 1,473,426 Adjusted EBITDAre (annualized)* 298,672 Net Enterprise Debt / Adjusted EBITDAre Ratio 4.93x COVENANT PERFORMANCE Required September 30, 2020 Total Leverage Ratio ≤ 60.0% 29.7% Total Secured Leverage Ratio ≤ 40.0% 1.3% Maintenance of Unencumbered Assets ≥ 1.5x 3.4x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 4.6x * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. 11

MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY (Unaudited and in thousands, except property count and sq. ft. data.) MOB SAME-STORE PORTFOLIO ANALYSIS Portfolio MOB Same-Store MOB Same- Quarter Ended Quarter Ended Store Cash NOI, 83.8% September 30, 2020 September 30, 2020 Number of healthcare properties 269 240 Gross leasable area 14,324,783 12,797,023 Cash NOI $ 77,101 $ 64,628 % Leased 95.8% 95.4 % Other Cash MOB SAME-STORE PORTFOLIO PERFORMANCE NOI, 16.2% Year-Over-Year Comparison Sequential Comparison Q3'20 Q3'19 Change Q3'20 Q2'20 Change Number of MOBs 240 240 — 240 240 — Gross leasable area 12,797,023 12,797,023 — 12,797,023 12,797,023 — % Leased 95.4% 95.7% -30 bps 95.4% 95.5% -10 bps Rental revenues $ 95,153 $ 94,719 +0.5% $ 95,153 $ 93,813 +1.4 % Operating expenses (30,525) (30,598) (0.2) % (30,525) (29,178) +4.6 % MOB Same-Store Cash NOI $ 64,628 $ 64,121 +0.8% $ 64,628 $ 64,635 — % Cash NOI $ 77,101 $ 73,624 $ 77,101 $ 78,106 Cash NOI from: Assets not held for all periods (4,380) (1,543) (4,380) (4,197) Repositioning assets — — — — LTACH & Hospital Cash NOI (4,326) (5,922) (4,326) (5,497) Lease termination fees (53) (209) (53) (235) Interest income and other (3,714) (1,829) (3,714) (3,542) MOB Same-Store Cash NOI $ 64,628 $ 64,121 $ 64,628 $ 64,635 PORTFOLIO OCCUPANCY Quarter Ended Percentage of Total GLA September 30, 2020 September 30, 2020 Total GLA Total square feet beginning of quarter 14,280,594 99.7 % Acquired GLA(1) 44,189 0.3 % Total square feet end of quarter 14,324,783 100.0 % Leased GLA Leased GLA beginning of quarter 13,697,830 95.6 % Expirations (354,738) (2.5) % Renewals 299,285 2.1 % Retention Rate 84 % New leases commencing in quarter 42,143 0.3 % Net absorption (13,310) (0.1) % Leased GLA acquired 43,240 0.3 % Leased GLA end of quarter 13,727,760 95.8% (1) Includes remeasurements of existing properties totaling 949 square feet. 12

INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY (Unaudited and in thousands, except sq. ft. data) QUARTERLY INVESTMENTS Acquisition First Year Investment Investment Location Date Cash Yield % Leased Amount GLA Earnout - TOPA Fort Worth MOB (1) Fort Worth, TX 7/23/2020 N/A N/A $ 645 — Ascension St. Vincent Cancer Center Newburgh, IN 9/11/2020 5.8% 100.0% 21,085 43,240 Construction Loan Draws Various Various 4.8% — 2,809 — Total / Weighted Average 5.7% 100.0% $ 24,539 43,240 (1) The Company completed the settlement of an acquisition related earn-out payment upon the execution of leases at our TOPA Fort Worth MOB. The earn-out payment is considered to be additional purchase price. CONSTRUCTION LOAN SUMMARY Construction Amount Purchase Completion Interest Quarterly Drawn to Total Option Cap Construction Loans Location Date Rate Fundings Date Commitment Rate Sacred Heart ASC (1) Pensacola, FL September 2020 4.8% $ 2,809 $ 23,355 $ 28,814 6.3% Cambridge Denton (2) Denton, TX May 2020 6.3% — 15,500 15,500 6.0% Total $ 2,809 $ 38,855 $ 44,314 (1) Since September 30, 2020, the Company provided funding of $5.5 million on previous loan commitments, and construction was substantially completed on our ambulatory surgery center construction loan in Pensacola, Florida. On September 25, 2020 the Certificate of Occupancy was received with rent commencing on October 25, 2020 from Ascension Health (Moody’s: Aa2). The loan includes a purchase option exercisable in November 2020 with a fixed stabilized cap rate of 6.25%. (2) The Company has provided final funding on this loan and construction was completed in May 2020. The loan includes a fixed purchase option of $15.5 million, exercisable in May 2021. Ascension St. Vincent Cancer Center TOPA Fort Worth MOB Newburgh, IN Fort Worth, TX 13

PORTFOLIO DIVERSIFICATION (As of September 30, 2020, $ in thousands) % of Coverage # of Properties GLA % of Total Q3 Cash NOI % Leased Ratio Single-tenant MOBs 123 5,205,713 36.3% 38.6% 99.7% N/A Multi-tenant MOBs 130 8,072,628 56.4% 52.7% 93.3% N/A Specialty Hospitals 5 313,959 2.2% 4.3% 100.0% 5.5x(1) LTACHs 3 310,352 2.2% 1.6% 100.0% N/A(2) Consolidated Total 261 13,902,652 97.1% 97.2% 96.0% Pro Rata Unconsolidated Joint Venture Assets 8 422,131 2.9% 2.8% 91.1% N/A Portfolio Total 269 14,324,783 100.0% 100.0% 95.8% (1) Adjusted for the exclusion of the Company's El Paso Specialty Hospital and one facility previously affiliated with Foundation Healthcare. (2) On September 30, 2019, LifeCare 2.0, LLC, a newly formed affiliate of LeBlanc Healthcare, closed its purchase of the operations of each of the Company's LTACH facilities from LifeCare Holdings LLC, assuming the in-place master lease without change. The Company intends to resume the reporting of LTACH coverage upon the establishment of four quarters of operations by LifeCare 2.0, as LifeCare 2.0, LLC started operations on October 1, 2019. UNCONSOLIDATED JOINT VENTURE SUMMARY Joint Venture % Ownership # of Properties GLA Q3 Cash NOI % Leased PMAK Joint Venture 12.3% 59 2,861,952 $ 13,640 90.5% MedCore Realty Eden Hill, LLC 49.0% 1 140,205 812 94.3% DOC's Pro Rata Share 14.1% 8 422,131 $ 2,082 91.1% Top Ten States Lease Type (Based of GLA) (Based of Annualized Base Revenue) Texas, 14% NNN, 81% Other, 31% Indiana, 8% New York, 4% Georgia, 8% Ohio, 5% Nebraska, 7% Absolute Net, 13% Tennessee, 5% Kentucky, 7% Gross, 1% Arizona, 5% Minnesota, 6% Modified Gross, 5% Campus Proximity Consolidated 603 Asset Mix (Based of Annualized Base Revenue) (Based of Annualized Base Revenue) 603 Assets, 17% On-Campus / Affiliated, 88% Off-Campus / Unaffiliated, Non-603 Assets, 83% 12% 14

CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE (As of September 30, 2020, $ in thousands) INVESTMENT GRADE TENANCY (1) % of Total Credit Rating Leased % of Leased Annualized Annualized Relationship (Moody's / S&P) GLA GLA Base Rent Base Rent CommonSpirit Health Baa1/BBB+ 2,798,442 21.0% $ 50,705 16.7% University of Louisville Baa1/A+ 596,021 4.5% 12,151 4.0% Ascension Health Aa2/AA+ 535,715 4.0% 12,279 4.1% McKesson Corporation Baa2/BBB+ 367,235 2.8% 9,741 3.2% Baylor Scott and White Health Aa3/AA- 268,639 2.0% 7,960 2.6% HonorHealth A2/NA 243,500 1.8% 6,181 2.0% Other 2,517,165 18.8% 60,066 19.9% Total 7,326,717 54.9% $ 159,083 52.5% TOP 10 TENANTS BY ABR Weighted Avg. % of Total Remaining Leased % of Leased Annualized Annualized Tenant Lease Term GLA GLA Base Rent Base Rent CommonSpirit - CHI - Nebraska 6.1 899,129 6.7% $ 17,227 5.7% Northside Hospital 8.2 657,291 4.9% 14,627 4.8% UofL Health - Louisville, Inc. 5.5 596,021 4.5% 12,151 4.0% US Oncology 6.8 367,235 2.8% 9,741 3.2% Baylor Scott and White Health 5.3 268,639 2.0% 7,960 2.6% Ascension - St. Vincent's - Indianapolis 6.6 365,367 2.7% 7,586 2.5% CommonSpirit - CHI - St. Alexius (ND) 5.8 359,209 2.7% 6,650 2.2% HonorHealth 9.4 243,500 1.8% 6,181 2.0% Great Falls Clinic 14.8 185,085 1.4% 5,570 1.8% CommonSpirit - CHI - Franciscan 5.7 288,787 2.1% 5,405 1.9% Total / Weighted Average 6.9 4,230,263 31.6% $ 93,098 30.7% LEASE EXPIRATION SCHEDULE Expiration Expiring Expiring Lease % of Total Expiring Lease % of Total Average Rent Year Leases GLA GLA ABR ABR per SF 2020 40 112,081 0.8% $ 2,183 0.7% $19.48 2021 153 564,357 4.1% 12,369 4.1% 21.92 2022 111 612,400 4.4% 14,887 4.9% 24.31 2023 119 635,464 4.6% 14,733 4.9% 23.18 2024 98 824,639 5.9% 18,798 6.2% 22.80 2025 157 1,038,210 7.5% 24,893 8.2% 23.98 2026 118 3,221,880 23.2% 69,519 22.9% 21.58 2027 84 1,332,732 9.6% 28,594 9.4% 21.45 2028 71 1,342,367 9.7% 29,915 9.9% 22.29 2029 33 578,890 4.2% 15,920 5.3% 27.50 Thereafter 116 3,040,084 21.7% 70,839 23.3% 23.30 MTM 26 40,023 0.3% 526 0.2% 13.11 Vacant 559,525 4.0% Total / W.A. 1,126 13,902,652 100.0% $ 303,176 100.0% $22.72 (1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated. 15

CONSOLIDATED BALANCE SHEETS (In thousands, except share data) September 30, December 31, 2020 2019 ASSETS (unaudited) Investment properties: Land and improvements $ 229,100 $ 225,540 Building and improvements 3,779,241 3,700,009 Tenant improvements 64,379 53,931 Acquired lease intangibles 399,368 390,450 4,472,088 4,369,930 Accumulated depreciation (652,587) (540,928) Net real estate property 3,819,501 3,829,002 Right-of-use lease assets, net 137,691 127,933 Real estate loans receivable, net 164,184 178,240 Investments in unconsolidated entities 61,114 66,137 Net real estate investments 4,182,490 4,201,312 Cash and cash equivalents 3,669 2,355 Tenant receivables, net 4,111 7,972 Other assets 141,694 134,942 Total assets $ 4,331,964 $ 4,346,581 LIABILITIES AND EQUITY Liabilities: Credit facility $ 340,818 $ 583,323 Notes payable 968,432 967,789 Mortgage debt 58,375 83,341 Accounts payable 8,122 6,348 Dividends and distributions payable 51,725 46,272 Accrued expenses and other liabilities 81,153 81,238 Lease liabilities 74,018 63,290 Acquired lease intangibles, net 5,663 6,096 Total liabilities 1,588,306 1,837,697 Redeemable noncontrolling interest - Series A Preferred Units and partially owned properties 28,475 27,900 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 208,224,536 and 189,975,396 common shares issued and outstanding as of September 30, 2020 and December 31, 2019, respectively 2,082 1,900 Additional paid-in capital 3,275,187 2,931,921 Accumulated deficit (627,884) (529,194) Accumulated other comprehensive (loss) income (6,309) 4,321 Total shareholders’ equity 2,643,076 2,408,948 Noncontrolling interests: Operating Partnership 71,676 71,697 Partially owned properties 431 339 Total noncontrolling interests 72,107 72,036 Total equity 2,715,183 2,480,984 Total liabilities and equity $ 4,331,964 $ 4,346,581 16

CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data) Three Months Ended Nine Months Ended September 30, September 30, 2020 2019 2020 2019 Revenues: Rental revenues $ 78,091 $ 78,820 $ 235,762 $ 224,206 Expense recoveries 26,271 26,295 76,099 76,508 Interest income on real estate loans and other 5,204 2,478 14,199 7,150 Total revenues 109,566 107,593 326,060 307,864 Expenses: Interest expense 13,698 16,185 43,521 48,507 General and administrative 8,346 8,110 25,565 24,758 Operating expenses 32,503 31,504 94,495 94,348 Depreciation and amortization 37,952 36,614 111,744 109,348 Total expenses 92,499 92,413 275,325 276,961 Income before equity in (loss) income of unconsolidated entities and gain on sale of investment properties, net: 17,067 15,180 50,735 30,903 Equity in (loss) income of unconsolidated entities (592) 30 (856) 90 Gain on sale of investment properties, net — 409 — 3,442 Net income 16,475 15,619 49,879 34,435 Net income attributable to noncontrolling interests: Operating Partnership (425) (434) (1,305) (939) Partially owned properties (1) (151) (136) (441) (410) Net income attributable to controlling interest 15,899 15,049 48,133 33,086 Preferred distributions (317) (314) (951) (892) Net income attributable to common shareholders $ 15,582 $ 14,735 $ 47,182 $ 32,194 Net income per share: Basic $ 0.07 $ 0.08 $ 0.23 $ 0.17 Diluted $ 0.07 $ 0.08 $ 0.23 $ 0.17 Weighted average common shares: Basic 208,187,129 186,328,500 202,717,190 184,760,335 Diluted 215,129,968 191,980,222 209,555,060 190,489,654 Dividends and distributions declared per common share and OP Unit $ 0.23 $ 0.23 $ 0.69 $ 0.69 (1) Includes amounts attributable to redeemable noncontrolling interests. 17

REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus non-cash compensation, other non-recurring items, pursuit costs, non-cash intangible amortization, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for September 2020 by 12 (but excluding the impact of straight-line rent). Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, and payment received from a seller master lease. We believe that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by Nareit. Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures, and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings. 18

REPORTING DEFINITIONS (continued) LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (NOI): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties, including our share of all required adjustments from our unconsolidated joint ventures. We believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, loan reserve adjustments, and includes cash payments from seller master leases and rent abatement payments, including our share of all required adjustments from unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. 19 djac